UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   June 5, 2018

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The annual meeting of the unitholders of Buckeye Partners, L.P. (the “Partnership”) was held on June 5, 2018, at which the following matters were voted upon by the Partnership’s unitholders: (i) the election of three Class II directors to serve on the board of directors of Buckeye GP LLC, the General Partner of the Partnership, until the Partnership’s 2021 annual meeting of unitholders, (ii) the approval of an amendment of Buckeye Partners, L.P.’s partnership agreement, as described in the Partnership’s definitive proxy statement, (iii) the ratification of the selection of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year 2018, and (iv) the approval, in an advisory vote, of the compensation of the Partnership’s named executive officers, as described in the Partnership’s definitive proxy statement. As of the record date for the annual meeting, there were 146,931,940 outstanding LP Units and 6,220,658 Class C Units that were entitled to vote at the annual meeting.

All nominees for director were elected, with voting as detailed below:

	For	Withheld	Broker Non-Votes
1. Pieter Bakker	98,202,218	1,724,052	42,093,185
2. Barbara M. Baumann	98,282,858	1,643,413	42,093,185
3. Mark C. McKinley	98,230,304	1,695,967	42,093,185

The amendment of Buckeye Partners, L.P.’s partnership agreement was not approved because the amendment did not receive the affirmative vote of the holders of two-thirds of the Partnership’s outstanding limited partnership units as of the record date, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
63,389,653	36,169,950	366,667	42,093,185

The selection of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year 2018 was ratified, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
138,689,451	2,795,696	534,308	0

The advisory vote on the compensation of the Partnership’s named executive officers resulted in an approval of executive compensation, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
77,806,794	21,121,664	997,813	42,093,185

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and Secretary

Dated: June 7, 2018